MFS(R) Emerging Opportunities Fund

                      Supplement to the Current Prospectus

Effective immediately, the first paragraph under the Principal Investment Policies section of the Risk Return Summary is restated as follows:

         The fund invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The fund is flexibly managed, with the ability to invest in issuers of any market capitalization and any industry focus. The fund may pursue a "growth strategy," by investing in companies which the fund's investment adviser, Massachusetts Financial Services Company (referred to as MFS or the adviser) believes offer superior prospects for growth, or a "value strategy," by investing in companies which the adviser believes are undervalued.

In addition, the second paragraph under the Principal Investment Policies section of the Risk Return Summary is deleted in its entirety.

Finally, the Portfolio Managers paragraph for the MFS Emerging Opportunities Fund contained in the Management of the Funds section of the prospectus is restated as follows:

MFS Emerging Opportunities Fund -  Eric B.  Fischman,  CFA, is a  portfolio manager of the adviser. Mr. Fischman has been a portfolio manager of the fund since 2002, and has been employed in the investment management area of MFS since 2000. Prior to joining MFS, Mr. Fischman served as an equity research analyst at State Street Research.



                The date of this Supplement is November 30, 2002